EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Denis Curran, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    DECEMBER 29, 2003                  /S/DENIS CURRAN
     ----------------------                 ------------------------------------
                                            Denis Curran, President
                                            (principal executive officer)



I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    DECEMBER 29, 2003                  /S/LELIA LONG
     ----------------------                 ------------------------------------
                                            Lelia Long, Treasurer
                                            (principal financial officer)